UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 16, 2018

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Mourant Ozannes Corporate Services (Cayman) Limited 94 Solaris Avenue, Camana Bay Grand Cayman KY1-1108 Cayman Islands
(Address of Principal Executive Offices) (Zip Code)

+1 (345) 949 4123
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events.

On April 16, 2018, BeiGene, Ltd. (the "Company") issued a press release announcing that the first patient was dosed in a global Phase 2 clinical trial of tislelizumab, an investigational anti-PD-1 antibody, in patients with relapsed or refractory mature T- and natural killer (NK)-cell lymphomas. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 16, 2018, the Company issued a press release announcing that preliminary clinical data from an ongoing Phase 1 trial of its investigational PARP inhibitor pamiparib in Chinese patients with locally advanced or metastatic high-grade non-mucinous ovarian cancer, including fallopian cancer, or triple-negative breast cancer, who had disease progression following at least one line of chemotherapy were presented at the 2018 American Association for Cancer Research (AACR) Annual Meeting, being held in Chicago. The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release titled "BeiGene Initiates Global Phase 2 Trial of Anti-PD-1 Antibody Tislelizumab in Patients with Relapsed or Refractory Mature T-and NK-Cell Lymphomas" issued on April 16, 2018
99.2	Press Release titled "BeiGene Presents Clinical Data on Pamiparib in Chinese Patients with Ovarian Cancers or Triple-Negative Breast Cancer at the American Association for Cancer Research Annual Meeting" issued on April 16, 2018

Exhibit Index

Exhibit No.	Description

99.1	Press Release titled "BeiGene Initiates Global Phase 2 Trial of Anti-PD-1 Antibody Tislelizumab in Patients with Relapsed or Refractory Mature T-and NK-Cell Lymphomas" issued on April 16, 2018
99.2	Press Release titled "BeiGene Presents Clinical Data on Pamiparib in Chinese Patients with Ovarian Cancers or Triple-Negative Breast Cancer at the American Association for Cancer Research Annual Meeting" issued on April 16, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: April 16, 2018	By:	/s/ Scott A. Samuels
Scott A. Samuels
Senior Vice President, General Counsel